              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549



                           FORM 8-K


                        CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF
              THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported)
                      September 15, 1997




               Interactive Entertainment Limited
           ( formerly Sky Games International Ltd.)
    (Exact name of registrant as specified in its charter)



         Bermuda               0-22622             98-0170199
     (State or other       (Commission File       (IRS Employer
     Jurisdiction of           Number)           Identification
      incorporation)                                 Number)





                      845 Crossover Lane
                          Suite D-215
                   Memphis, Tennessee 38117
                        (901) 537-3800
                (Address, including zip code,
          and telephone number, including area code,
         of registrant s principal executive offices)

  ITEM 4.   Changes in Registrant s Certifying Accountant.

  (a)  As of  September 15, 1997,  Interactive Entertianment
  Limited  (the   Company )  accepted  the  resignation   of
  Buckley   Dodds,   Charter   Accountants  as   independent
  Canadian auditor to the Company. Buckley Dodds, Charter Accountants reports on the financial statements for the past two years have not contained any adverse opinions or disclaimer of opinions and have not been qualified as to uncertainty, audit scope, or accounting principles.

  There have been no disagreements with Buckley Dodds, Charter Accountants during the two most recent fiscal years and any subsequent interim period. Buckley Dodds, Chartered Accountants had, since June 30, 1992, acted as independent auditor for the Company.

       As of September 15, 1997, the Executive Committee of Interactive Entertainment Limited (Company approved the appointment, subject to shareholder approval, of Ernst & Young LLP as a new independent accountant to the Company for the ensuing year at a remuneration to be negotiated by management and approved by the board of directors of the Company. Ernst & Young LLP was selected by the Company on account of the increasing importance of U.S. GAAP to the accounting practices and disclosures of the Company, which has resulted from the Company s recent change of its status from that of a foreign private issuer under Rule 3b-4, promulgated under the United States Securities Exchange Act ( Exchange Act ) and the fact that Ernst & Young LLP is also experienced in auditing financial statements prepared under Canadian GAAP, which the Company will continue to prepare for
  certain  purposes   other  than  its   filings  under  the
  Exchange Act.

  There are no other disclosures required to be made pursuant to Item 304(a) of Regulation S-K

  Exhibit

  1. Letter from Buckley Dodds, Charter Accountants to the Securities and Exchange Commission.

                          SIGNATURES



       Pursuant  to  the  requirements  of  the   Securities
  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      INTERACTIVE ENTERTAINMENT LIMITED


  September 15, 1997  By:   /s/ Gordon Stevenson
  Gordon Stevenson
  President and Chief Executive Officer

  Exhibit 1.

  Buckley Dodds
  Chartered Accountants
  Suite 1140 -1185 West Georgia Street
  Vancouver, B.C. Canada V6E 4E6
  Telephone: (604) 688-7227
  Fax: (604) 681-7716

  September 12, 1997

  Securities and Exchange Commission
  Washington, D.C.
  20549

  Dear Sirs:

  Re: Interactive Entertainment Limited (formerly Sky  Games
  International Ltd.)

  Dear Sirs:

  We have been provided with the Form 8-K notice with respect to our resignation as the Auditor of the above noted company. Based on our informatuion available to us, we agree with the information contained in the attached notice and have no issue with it.

  Yours truly,

  /s/ Buckley Dodds
  Buckly Dodds
  Chartered Accountants